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                                                                    Exhibit 24

                              POWER OF ATTORNEY


The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), which anticipates filing a Form 10-K annual report pursuant to Section 12(g) of the Securities Exchange Act of 1934 for the Corporation's fiscal year ended December 31, 1994, with the Securities and Exchange Commission hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.


         EXECUTED this 19th day of December, 1994.


/s/ Sandra H. Austin                   Director
- ----------------------------------
        Sandra H. Austin



                                       Director
- ----------------------------------
        James M. Biggar



/s/ Charles H. Bowman                  Director
- ----------------------------------
        Charles H. Bowman



/s/ Edward B. Brandon                  Chairman of the Board and Chief
- ----------------------------------     Executive Officer (Principal
        Edward B. Brandon              Executive Officer)



/s/ John G. Breen                      Director
- ----------------------------------
        John G. Breen



/s/ David A. Daberko                   Director, President and Chief Operating
- ----------------------------------     Officer
        David A. Daberko




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                                       Director
- ----------------------------------
        Richard E. Disbrow



/s/ Daniel E. Evans                    Director
- ----------------------------------
        Daniel E. Evans



/s/ Otto N. Frenzel III                Director
- ----------------------------------
        Otto N. Frenzel III



/s/ Joseph H. Lemieux                  Director
- ----------------------------------
        Joseph H. Lemieux



/s/ A. Stevens Miles                   Director
- ----------------------------------
        A. Stevens Miles



/s/ Burnell R. Roberts                 Director
- ----------------------------------
        Burnell R. Roberts



/s/ William R. Robertson               Director and Deputy Chairman of
- ----------------------------------     the Board
        William R. Robertson



                                       Director
- ----------------------------------
        Stephen A. Stitle



/s/ Morry Weiss                        Director
- ----------------------------------
        Morry Weiss